GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R, Class R6 and Class T Shares of the

Goldman Sachs Long Short Credit Strategies Fund

(the “Fund”)

Supplement dated January 29, 2019, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (the “SAI”),

each dated July 30, 2018, as supplemented to date

Effective March 4, 2019 (the “Effective Date”), Brendan McGovern will no longer serve as a portfolio manager for the Fund. In addition, on the Effective Date, Ashish Shah, Managing Director, will serve as a portfolio manager for the Fund.

Salvatore Lentini, Managing Director, will continue to serve as a portfolio manager for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. McGovern in the Summary Prospectuses, Prospectuses and SAI will be deleted in their entirety.

On the Effective Date, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Long Short Credit Strategies Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Salvatore Lentini, Managing Director, Head of Opportunistic Corporate Credit, has managed the Fund since 2014 (and had managed the Predecessor Fund since its inception in 2009); and Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.

On the Effective Date, the following replaces in its entirety the table in the “GSAM Credit Alternatives Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Salvatore Lentini Managing Director, Head of Opportunistic Corporate Credit	Portfolio Manager— Long Short Credit Strategies	Since 2014*	Mr. Lentini is the Head of the Opportunistic Corporate Credit investment team within Fixed Income. Mr. Lentini joined GSAM as a Managing Director in 2006.
Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019	Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, Global Head of Corporate Credit and Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global Credit.

*	Mr. Lentini also served as a portfolio manager of the Predecessor Fund since 2009.

In addition, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to “GSAM Credit Alternatives Portfolio Management Team” in the Summary Prospectuses, Prospectuses and SAI are hereby replaced with “Opportunistic Corporate Credit Portfolio Management Team.”

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

FIALTPMCHGSTK 01-19